                                                                 EX-99.B5(d)


                                SUB-ADVISORY AGREEMENT


                  AGREEMENT made this _____ day of __________, 1998, by
             and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

                  WHEREAS, INVESTORS FUND SERIES, a Massachusetts business
             trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

                  WHEREAS, the Fund has retained the Adviser to render to
             it investment advisory and management services with regard to the Fund, including the series known as the Kemper-Dreman Financial Services Portfolio (the "Financial Services Series"), pursuant to an Investment Management Agreement (the "Management Agreement"); and

                  WHEREAS, the Adviser desires at this time to retain the
             Sub-Adviser to render investment advisory and management services for the Financial Services Series and the Sub-Adviser is willing to render such services;

                  NOW THEREFORE, in consideration of the mutual covenants
             hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

                  1.     Appointment of Sub-Adviser.

                       (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Financial Services Series in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Financial Services Series account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Financial Services Series to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the Financial Services Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Financial Services Series best execution of orders. Subject to such policies as the Board of Trustees of





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             the Fund determines and subject to satisfying the
             requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Financial Services Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Financial Services Series and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force to the extent the same are provided the Sub-Adviser.

                       (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Financial Services Series, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the Financial Services Series or the Adviser in any way or otherwise be deemed an agent of the Fund, the Financial Services Series or the Adviser.

                       (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the Financial Services Series and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time


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             whatever information the Adviser reasonably believes
             appropriate for this purpose.

                       (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the Financial Services Series.

                       (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

                       (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the Financial Services Series as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Financial Services Series as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the Financial Services Series securities.

                       (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment

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             Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

                       (h)  The Sub-Adviser agrees that it will
             immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

                       (i)  The Sub-Adviser agrees that it will
             immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the Financial Services Series.

                       (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

                       (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Trustees of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

                  2.     Compensation.

                       For the services and facilities described herein,
             the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, the unpaid balance of a fee equal to 1/12 of .240 of 1 percent of the average daily net assets as defined below of the Financial Services Series for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .230 of 1

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             percent of such portion; provided that, for any calendar
             month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .224 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .218 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .208 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .205 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .202 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .198 of 1 percent of such portion.

                       For the month and year in which this Agreement
             becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

                  3. Net Asset Value. The net asset value for the Financial Services Series shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the Financial Services Series shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

                  4.     Duration and Termination.

                       (a) This Agreement shall become effective with respect to the Financial Services Series on the date hereof and shall remain in full force until May 1, 2003, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement

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             shall continue in force through May 1, 2003, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

                       (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

                       (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Financial Services Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Financial Services Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty
             (60) days written notice to the Sub-Adviser.

                       (d) Sub-Adviser may not terminate this Agreement prior to the third anniversary of the date of this Agreement. Sub-Adviser may terminate this Agreement effective on or after the third anniversary of the date of this Agreement upon ninety (90) days written notice to the Adviser.

                       (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

                  5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

                       (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

                       (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;


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                       (c)  The Sub-Adviser's performance of its
             obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

                       (d)  The Sub-Adviser has reviewed the portion of
             (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Financial Services Series of which the Sub-Adviser has knowledge (the "Sub-Adviser and Financial Services Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

                  6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

                       (a)  The Sub-Adviser shall maintain the
             Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

                       (b)  The Sub-Adviser's performance of its
             obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

                       (c) The Sub-Adviser shall at all times comply in all material respects with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

                       (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its

                                           7






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             duties under this Agreement.  The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and Financial Services Information; and

                       (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

                  7.     Use of Names.

                       (a) The Sub-Adviser acknowledges and agrees that the names Kemper, Zurich and Scudder, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Zurich, Kemper and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Investors Fund, Kemper, Scudder, Zurich or Kemper-Dreman Financial Services Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Kemper-Dreman Financial Services Portfolio in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Financial Services Series, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

                       (b)  Adviser acknowledges that "Dreman" is
             distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the Financial Services Series is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the

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             investment sub-adviser of the Financial Services Series
             pursuant to the terms of this Agreement.

                       (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the Financial Services Series for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the Financial Services Series name and in connection with accurately describing the activities of the Financial Services Series, including use with marketing and other promotional and informational material relating to the Financial Services Series. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Financial Services Series, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the Financial Services Series or for any other commercial purpose (other than the right to refer to the Financial Services Series' former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

                       (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

                  8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the Financial Services Series or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  9.     Indemnifications.

                       (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action or alleged wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, Financial Services Series', and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

                       (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

                       (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

                  10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

                  11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage

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             prepaid, to the other party at such address as such other
             party may designate for the receipt of such notice.

                  12.     Governing Law.  This Agreement shall be
             construed in accordance with applicable federal law and the laws of the State of New York.

                  13.     Miscellaneous.

                       (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                       (b)  Terms not defined herein shall have the
             meaning set forth in the Fund's prospectus.

                       (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


























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





                 IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have
             caused this Agreement to be executed as of the day and year first above written.

                                   SCUDDER KEMPER INVESTMENTS, INC.


                                   By:
                                      --------------------------------
                                   Title:
                                         -----------------------------


                                   DREMAN VALUE MANAGEMENT, L.L.C.


                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------


                                   FOR THE PURPOSE OF ACCEPTING ITS
                                   OBLIGATIONS UNDER SECTION 7 HEREIN ONLY


                                   INVESTORS FUND SERIES


                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------

                                                             EX-99.B5(d)
                                SUB-ADVISORY AGREEMENT


                  AGREEMENT made this _____ day of __________, 1998, by
             and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

                  WHEREAS, INVESTORS FUND SERIES, a Massachusetts business
             trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940 ("the Investment Company Act");

                  WHEREAS, the Fund has retained the Adviser to render to
             it investment advisory and management services with regard to the Fund, including the series known as the Kemper-Dreman High Return Equity Portfolio (the "High Return Series"), pursuant to an Investment Management Agreement (the "Management Agreement"); and

                  WHEREAS, the Adviser desires at this time to retain the
             Sub-Adviser to render investment advisory and management services for the High Return Series and the Sub-Adviser is willing to render such services;

                  NOW THEREFORE, in consideration of the mutual covenants
             hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

                  1.     Appointment of Sub-Adviser.

                       (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the High Return Series in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the High Return Series account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the High Return Series to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the High Return Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the High Return Series best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the High Return Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the High Return Series and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force to the extent the same are provided the Sub-Adviser.

                       (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, to the extent the same are provided the Sub-Adviser, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the High Return Series, and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the High Return Series or the Adviser in any way or otherwise be deemed an agent of the Fund, the High Return Series or the Adviser.

                       (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the High Return Series and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

                       (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the High Return Series.

                       (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

                       (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the High Return Series as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the High Return Series as the Adviser or the Board of Trustees may reasonably request, including statistical information with respect to the High Return Series securities.

                       (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

                       (h)  The Sub-Adviser agrees that it will
             immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

                       (i)  The Sub-Adviser agrees that it will
             immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the High Return Series.

                       (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

                       (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Trustees of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.

                  2.     Compensation.

                       For the services and facilities described herein,
             the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, the unpaid balance of a fee equal to 1/12 of .240 of 1 percent of the average daily net assets as defined below of the High Return Series for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .230 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .224 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .218 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .208 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .205 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .202 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .198 of 1 percent of such portion.

                       For the month and year in which this Agreement
             becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

                  3. Net Asset Value. The net asset value for the High Return Series shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the High Return Series shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

                  4.     Duration and Termination.

                       (a) This Agreement shall become effective with respect to the High Return Series on the date hereof and shall remain in full force until May 1, 2003, unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through February 1, 2003, and from year to year thereafter, only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

                       (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

                       (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the High Return Series, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the High Return Series on sixty (60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

                       (d) Sub-Adviser may not terminate this Agreement prior to the third anniversary of the date of this Agreement. Sub-Adviser may terminate this Agreement effective on or after the third anniversary of the date of this Agreement upon ninety (90) days written notice to the Adviser.

                       (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

                  5. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

                       (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

                       (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

                       (c)  The Sub-Adviser's performance of its
             obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

                       (d)  The Sub-Adviser has reviewed the portion of
             (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the High Return Series of which the Sub-Adviser has knowledge (the "Sub-Adviser and High Return Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

                  6. Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

                       (a)  The Sub-Adviser shall maintain the
             Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

                       (b)  The Sub-Adviser's performance of its
             obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

                       (c) The Sub-Adviser shall at all times comply in all material respects with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

                       (d) The Sub-Adviser shall promptly notify Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and High Return Information; and

                       (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of $2 million which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

                  7.     Use of Names.

                       (a) The Sub-Adviser acknowledges and agrees that the names Kemper, Zurich and Scudder, and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Zurich, Kemper and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to Investors Fund Series, Kemper, Scudder, Zurich or Kemper-Dreman High Return Equity Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Kemper-Dreman High Return Equity Portfolio in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the High Return Series, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

                       (b)  Adviser acknowledges that "Dreman" is
             distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the High Return Series is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the High Return Series pursuant to the terms of this Agreement.

                       (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the High

             Return Series for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the High Return Series name and in connection with accurately describing the activities of the High Return Series, including use with marketing and other promotional and informational material relating to the High Return Series. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the High Return Series, then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request:
             (i) shall cease to use the Sub-Adviser's name as part of the name of the High Return Series or for any other commercial purpose (other than the right to refer to the High Return Series' former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

                       (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

                  8. Standard of Care. Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the High Return Series or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  9.     Indemnifications.

                       (a) The Sub-Adviser agrees to indemnify and hold harmless Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action or alleged wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, High Return Series', and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

                       (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

                       (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

                  10. Survival. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

                  11. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                  12.     Governing Law.  This Agreement shall be
             construed in accordance with applicable federal law and the laws of the State of New York.

                  13.     Miscellaneous.

                       (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                       (b)  Terms not defined herein shall have the
             meaning set forth in the Fund's prospectus.

                       (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have
             caused this Agreement to be executed as of the day and year first above written.

                                   SCUDDER KEMPER INVESTMENTS, INC.


                                   By:
                                      --------------------------------
                                   Title:
                                         -----------------------------


                                   DREMAN VALUE MANAGEMENT, L.L.C.


                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------


                                   FOR THE PURPOSE OF ACCEPTING ITS
                                   OBLIGATIONS UNDER SECTION 7 HEREIN ONLY


                                   INVESTORS FUND SERIES


                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------



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